UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2012

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +886-37-586788

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                     Other Events.

On November 30, 2012, SemiLEDs Corporation (“SemiLEDs” or the “Company”) issued a press release announcing the filing of a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission relating to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2012.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01.                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, November 30, 2012, entitled “SemiLEDs Files Form 12b-25 Notification Of Late Filing.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2012

SemiLEDs Corporation

By:	/s/ Trung T. Doan
Name:	Trung T. Doan
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, November 30, 2012, entitled “SemiLEDs Files Form 12b-25 Notification Of Late Filing.”